UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (November 10, 2016): November 14, 2016

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On November 10, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of HD Supply Holdings, Inc. (the “Company”) approved a form of change in control agreement for certain members of the Company’s senior management, including each of its named executive officers.  The agreement provides for an initial three-year term that will automatically renew on an annual basis following the initial term unless either party gives advance notice of termination in accordance with the agreement. In the event of a change in control (as defined in the agreement), the agreement would generally expire no earlier than the second anniversary of such change in control.

Contingent upon executive’s execution of a release of claims against the Company, the agreement provides for a lump sum cash payment to executive equal to two times executive’s base salary and target bonus opportunity and $100,000 in lieu of continued healthcare and other benefits. Payout is triggered on an involuntary or constructive termination (as defined in the agreement) of the executive’s employment within two years of a change in control, other than a termination for death, disability, or cause (as defined in the agreement). Payout is also triggered on termination of executive’s employment without cause before a change in control at the direction or request of a person or group contemplating a change in control and a change in control involving such person or group occurs within 12 months of such direction or request. In such event, the agreement also provides for a lump sum cash payment to executive equal to the intrinsic value of any forfeited equity awards that would have vested had executive’s employment continued through the time immediately following the change in control (subject to certain limitations described in the agreement). The payments described in this paragraph are in lieu of any other severance or salary continuation obligation the Company may have to the executive, but generally do not impact benefits paid under other company plans. In consideration for the compensation provided by the agreement, executive agrees to comply with customary non-competition and employee customer and vendor non-solicitation restrictive covenants for 24 months after termination, as well as certain customary confidentiality provisions.

The Company is responsible for executive’s reasonable attorney fees and costs in defending or prosecuting certain disputes regarding the agreement.

The foregoing summary not purport to be complete and is qualified in its entirety by reference to the text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Change in Control Agreement